UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
December 1, 2022

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1200 Intrepid Avenue, 2nd Floor,

Philadelphia, Pennsylvania 19112

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	RAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 1, 2022, Rite Aid Corporation (the “Company”) entered into an amendment (the “Amendment”) to its senior secured credit agreement, dated as of December 20, 2018 (as amended and modified by the First Amendment to Credit Agreement, dated as of January 6, 2020, as further amended and modified by the Second Amendment to Credit Agreement, dated as of August 20, 2021, and as further amended by the Amendment, the “Credit Agreement”), among the Company, the lenders party thereto and Bank of America, N.A., as administrative agent and as collateral agent, in order to, among other things, (i) increase the aggregate principal amount of commitments under the revolving facility (the “Revolving Facility”) to $2,850,000,000, (ii) increase the aggregate principal amount of loans outstanding under the “first-in last-out” term loan facility (the “FILO Facility” and, together with the Revolving Facility, collectively, the “Facilities”) to $425,000,000, (iii) replace LIBOR with a Term SOFR-based rate as the applicable benchmark for the Facilities, (iv) include COVID-19 vaccines in the borrowing base under the Revolving Facility, subject to certain limitations and conditions as specified in the Credit Agreement and (v) increase the interest rate applicable to loans under the FILO facility to a rate per annum equal to, at the Company’s option, (x) a base rate (determined in a customary manner) plus a margin of 2.00% or (y) an adjusted Term SOFR-based rate (determined in a customary manner) plus a margin of 3.00%.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 9.01 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

9.01	Third Amendment to Credit Agreement, dated as of December 1, 2022, among Rite Aid Corporation, as borrower, the subsidiaries of Rite Aid Corporation party thereto as guarantors, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent.*

104	Cover Page Interactive Data File (formatted as inline XBRL).

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Rite Aid hereby undertakes to furnish supplemental copies of any of the omitted schedules or exhibits to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: December 2, 2022	By:	/s/ Matthew C. Schroeder
	Name:	Matthew C. Schroeder
	Title:	Executive Vice President and Chief Financial Officer